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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               November 13, 2001
               Date of Report (date of earliest event reported)

                        Commission File Number 1-13873

                                STEELCASE INC.
            (Exact name of registrant as specified in its charter)


          Michigan                                      38-0819050
  (State of incorporation)                (IRS employer identification number)



         901 44th Street,                                  49508
     Grand Rapids, Michigan                              (Zip Code)
(Address of principal executive offices)


                                (616) 247-2710
                        (Registrant's telephone number)

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ITEM 5.  Other Events

Steelcase Inc. ("the Company") currently has long-term debt ratings of A- from Standard & Poor's ("S&P") and Baa1 from Moody's Investors Service ("Moody's"). The Company's US$ 400,000,000 multicurrency commercial paper program is rated A-2 from S&P and Prime-2 from Moody's.







                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Steelcase Inc.

Date: November 13, 2001

                                       /s/ James P. Keane
                                 ----------------------------------
                                           James P. Keane
                                      Senior Vice President
                                   and Chief Financial Officer
                                  (Duly Authorized Officer and
                                  Principal Financial Officer)